UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 29, 2013

KANDI TECHNOLOGIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33997	90-0363723
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Jinhua City
Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China
Post Code 321016
(Address of principal executive offices)

(86-579) 8223-9700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

On July 29, 2013, Judge Michael M. Pritchett of the Circuit Court of Ripley County of the State of Missouri (the "Court") entered the final orders and judgments in favor of the defendants Kandi Technologies Group, Inc. ( the "Company") and Zhejiang Kandi Vehicles Co., Ltd. (the "Kandi Vehicles") a wholly owned subsidiary of the Company and against plaintiffs GRIFFIN and ELDER, respectively, pursuant to the jury verdicts rendered in two cases of GRIFFIN v. SUNL GROUP, et al., and ELDER v. SUNL GROUP, et al. on July 17, 2013. The costs of defendants Kandi Vehicles and Kandi Technologies shall be taxed to plaintiffs.

The Company's press release announcing this result is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description
99.1	Press Release, dated August 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2013

KANDI TECHNOLOGIES GROUP, INC.

By: /s/ Hu Xiaoming
Name:Hu Xiaoming
Title: President and CEO